POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Andrew Bednar, Alexandra Gottschalk, Justin Kamen,
Jennie Miller, Mark Polemeni and Roseanne Ramanand or any of them, each acting alone, with full power of substitution and re-substitution, signing singly, as the undersigned's true and lawful attorney-in-fact to:

(1) obtain credentials (including codes or passwords) to enable the undersigned to submit and file documents, forms and information required by Section 16(a) of the Securities Exchange Act of 1934,
as amended (the "Exchange Act"), or any rule or regulation of the
U.S. Securities and Exchange Commission ("SEC") via the Electronic
Data Gathering and Retrieval ("EDGAR") system, including: (i)
preparing, executing in the undersigned's name and on the
undersigned's behalf and submitting to the SEC a Form ID (and any amendments thereto) or any other documents necessary or appropriate to obtain such credentials and legally binding the undersigned for purpose of the Form ID or such other documents;
(2) act as an account administrator for the undersigned's EDGAR account, including: (i) appointing, removing and replacing account administrators, technical administrators, account users and
delegated entities; (ii) maintaining the undersigned's EDGAR account, including modifying access codes; (iii) maintaining, modifying and certifying the accuracy of information on the
undersigned's EDGAR account dashboard; and (iv) taking any other action contemplated by Rule 10 of Regulation S-T;
(3) prepare Partners Partners Inc. (the "Company") to accept a delegation of authority from the undersigned's EDGAR account administrators and authorize the Company's EDGAR account
administrators pursuant to that delegated entity designation to appoint, remove or replace users for the undersigned's EDGAR account;
(4) execute for, and on behalf of, the undersigned, in the
undersigned's capacity as an officer and/or director of the
Company, Form 3, 4 or 5 relating to the Company in accordance with
Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder and Form 144 in accordance with Rule 144 under the Securities Act of 1933, as amended (the "Securities
Act");
(5) do and perform any and all acts for, and on behalf of, the undersigned that may be necessary or desirable to prepare, complete and execute any such Form 3, 4 or 5 or Form 144 and any amendments thereto or other required reports and timely file such forms or reports with the SEC and any stock exchange or similar authority as considered necessary or advisable under Section 16(a) of the
Exchange Act or Rule 144 under the Securities Act; and
(6) take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this
Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in her or his discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the
Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file such documents with respect to holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of July, 2025.

By: /s/ Edwin Bennett
Name: Edwin Bennett